UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2016

PFO GLOBAL, INC.

 (Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

333-167380	65-0434332
(Commission File Number)	(I.R.S. Employer Identification No.)

14401 Beltwood Parkway W, Dallas, Texas 75244

(Address of principal executive offices)

(972) 573-6135

(Issuer's telephone number)

7501 Esters Blvd., Suite 100, Irving, TX

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Entry into Securities Purchase Agreement

On April 14, 2016, PFO Global, Inc. (the “ Company ”) entered into a Securities Purchase Agreement (the “ Securities Purchase Agreement ”) with Hillair Capital Investment L.P. (the “ Investor ”), pursuant to which the Company sold, on April 14, 2016, (the “ Closing Date ”), an aggregate of $828,800 in principal amount of an original issue discount senior secured convertible debenture, dated April 14, 2016, (the “ Debenture ”), for an aggregate purchase price of $740,000 to the Investor.

The Debenture matures on May 1, 2017. The Company is not required to pay regularly scheduled interest on the Debenture. The Debenture is convertible at the option of the Investor at any time into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock “) at an initial conversion price (as may be adjusted, the “Conversion Price”) of $2.00 per share, subject to certain ownership limitations and adjustment provisions. The Conversion Price is subject to reduction to an amount equal to 90% of the effective price per share of securities issued by the Company (i) in a registered offering of Common Stock or securities convertible into or exchangeable for shares of Common Stock (collectively “Common Stock Equivalents”) or (ii) in any other financing or series of financings of Common Stock or Common Stock Equivalents with gross proceeds of $4,000,000 or more. Beginning on the six month anniversary of the Closing Date, the Company has the option, subject to certain conditions, to redeem some or all of the then outstanding principal amount of the Debenture for cash in an amount equal to the sum of (i) 120% of the then outstanding principal amount of the Debenture and (ii) any liquidated damages and other amounts due in respect of the Debenture. Pursuant to the terms of the Debenture, the Company has agreed to certain negative covenants, including not to incur or repay any other indebtedness, for so long as any portion of the Debenture remains outstanding.

The Company’s obligations under the Debenture are secured by a lien on all of the Company’s assets, including a pledge of the securities of the Company’s subsidiaries, pursuant to the terms of the existing Security Agreement (the “Security Agreement”) entered into as of June 30, 2015, between the Company and the Investor, as described in the Current Report on Form 8-K filed by the Company on July 6, 2015 (the “July 6th 8-K “).

If at any time during the period beginning on the six-month anniversary of the Closing Date and ending at such time as all of the shares of Common Stock underlying the Debenture (the “ Securities ”) can be sold without restriction or limitation pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “ Securities Act ”), if the Company either (i) shall fail for any reason to satisfy the current public information requirements contained in Rule 144 or (ii) has ever been, or becomes in the future, an issuer described in section (i)(1)(i) of Rule 144, then the Company shall be obligated to pay to the Investor an amount in cash, as liquidated damages and not as a penalty, equal to 2% of the purchase price paid by the Investor for the Debenture per month until the applicable event giving right to such payments is cured (or the Investor is nonetheless able to transfer its Securities pursuant to Rule 144).

The foregoing summary provides only a brief description of the Securities Purchase Agreement, the Debenture and the Security Agreement. The summary does not purport to be complete and is qualified in its entirety by the full text of such documents, copies of which are attached hereto as Exhibits 10.1 and 10.2 and attached as Exhibit 10.7 of the July 6th 8-K, respectively, and incorporated herein by reference.

Entry into Letter Agreement

On April 14, 2016, the Company entered into a letter agreement with the Investor, whereby the Investor, as holder of the Company’s 8% Original Issue Discount Senior Secured Convertible Debenture, dated July 1, 2015 (the “July 2015 Debenture”), the Company’s 8% Original Issue Discount Senior Secured Convertible Debenture, dated September 30, 2015 (the “September 2015 Debenture”), the Company’s 8% Original Issue Discount Senior Secured Convertible Debenture, dated November 13, 2015 (the “November 2015 Debenture”), and the Company’s 8% Original Issue Discount Senior Secured Convertible Debenture, dated November 30, 2015 (together with the July 2015 Debenture, the September 2015 Debenture and the November 2015 Debenture, the “Debentures”), agreed to extend to June 30, 2016, the Company’s requirement under each of the Debentures to pay interest to the Investor on April 1, 2016 on the aggregate unconverted and then outstanding principal amount of such Debenture, at the rate of 8% per annum. Except as specifically set forth in the letter agreement, all of the terms and conditions of the Debentures are and remain in full force and effect.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the heading “Entry into Securities Purchase Agreement” in Item 1.01 of this Current Report on Form 8-K regarding the Securities Purchase Agreement and the agreements entered into in connection therewith, including the Debenture, is incorporated into this Item 2.03 by reference. The disclosure in this Item 2.03 is qualified by reference to the applicable information set forth under the heading “Entry into Securities Purchase Agreement” in Item 1.01 of this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

As described under the heading “Entry into Securities Purchase Agreement” in Item 1.01 above, on the Closing Date the Company consummated the transactions contemplated by the Securities Purchase Agreement, including the issuance of the Debenture. The issuance and sale of the Debenture is exempt from registration under Section 4(a) (2) of the Securities Act because the transactions do not involve a public offering. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Debenture.

The information disclosed under the heading “Entry into Securities Purchase Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The disclosure in this Item 3.02 is qualified by reference to the information set forth under the heading “Entry into Securities Purchase Agreement” in Item 1.01 of this Current Report on Form 8-K.

Section 8– Other Events

Item 8.01 Other Events.

On April 15, 2016, PFO Global, Inc. released a letter to its shareholders from Matt Cevasco, its Chief Executive Officer, describing certain periodic reporting updates, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated April 14, 2016, by and between PFO Global, Inc. and Hillair Capital Investment L.P.
10.2	Debenture, dated April 14, 2016, issued by PFO Global, Inc. to Hillair Capital Investment L.P.
99.1	Press Release of PFO Global, Inc. issued on April 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 15, 2016

PFO GLOBAL, INC.

By	/s/ Brigitte Rousseau
Name: Brigitte Rousseau
Title: Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated April 14, 2016, by and between PFO Global, Inc. and Hillair Capital Investment L.P.
10.2	Debenture, dated April 14, 2016, issued by PFO Global, Inc. to Hillair Capital Investment L.P.
99.1	Press Release of PFO Global, Inc. issued on April 15, 2015